UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A

                              Amendment No. 1 to

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 2, 2004

                                 MILACRON INC.

   ------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

      Delaware                   1-8475                      31-1062125
-------------------     ------------------------     -------------------------
  (State or other       (Commission File Number)           (IRS Employer
  jurisdiction of                                        Identification No.)
  incorporation)


  2090 Florence Avenue, P.O. Box 63716, Cincinnati, Ohio          45206
----------------------------------------------------------   -----------------
        (Address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code: (513) 487-5000


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EXPLANATORY NOTE

This amendment to the Form 8-K is being furnished herewith for the purpose of correcting typographical errors in Exhibit 99.1, Milacron Inc.'s press release dated March 2, 2004. In the first sentence of the first paragraph of the press release, and in the second sentence of the third paragraph of the press release, the word "million" should be deleted from the share figures. No other changes are being made to the press release.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits:

Exhibit  No.        Description
---------------     ----------------------------------------------------------
99.1                Corrected press release of Milacron Inc. dated
                    March 2, 2004.




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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MILACRON INC.

Date:   March 3, 2004                 By: /s/ Robert P. Lienesch
                                         -------------------------------------
                                         Robert P. Lienesch
                                         Vice President - Finance and Chief
                                         Financial Officer

                                 EXHIBIT INDEX

Exhibit  No.        Description
---------------     ----------------------------------------------------------
99.1                Corrected press release of Milacron Inc. dated
                    March 2, 2004.